SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 27, 1999



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                      1-9026                   76-0011617
          --------                      ------                   ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


                       20555 SH 249
                      HOUSTON, TEXAS                        77070
                      --------------                        -----
        (Address of Principal Executive Offices)         (Zip Code)


                                     (281) 370-0670
                                     --------------
               (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)

      ITEM 5.  OTHER EVENTS.

      In a release dated January 27, 1999, Compaq Computer Corporation (NYSE:
CPQ) announced its financial results for the quarter ended December 31, 1998, including an unaudited consolidated balance sheet as of December 31, 1998, and an unaudited consolidated statement of income for the quarter ended December 31, 1998. The news release is attached as Exhibit 99.


      ITEM 7.  EXHIBITS.

      Exhibit 99     News Release dated January 27, 1999 is attached.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 1999

                                                   COMPAQ COMPUTER CORPORATION



                                                   By: /s/ Earl L. Mason
                                                      ------------------------
                                                      Earl L. Mason
                                                      Senior Vice President and
                                                      Chief Financial Officer